Exhibit 99.1

Old National Bancorp One Main Street
Evansville, IN 47708	Media: Kathy A. Schoettlin (812) 465-7269
oldnational.com	Investors: Lynell J. Walton (812) 464-1366

Old National’s record 1st quarter net income increases 17% from a year ago to $56.3 million, or $0.32 per share

Evansville, Ind. (April 22, 2019)

Old National Bancorp (NASDAQ: ONB) reports 1Q19 net income of $56.3 million, diluted EPS of $0.32. Adjusted[1] net income of $57.3 million, or $0.33 per diluted share.

CEO COMMENTARY:

“This was another quarter of extremely positive earnings, well controlled expenses and strong credit metrics as we continue to execute on our growth strategy,” said incoming CEO Jim Ryan. Chairman and current CEO Bob Jones added:

“These strong results reflect the positive momentum that Old National enjoys as we transition to Jim Ryan as CEO. The transition is progressing extraordinarily well, and I’m incredibly confident in the future of the organization under Jim’s leadership.”

FIRST-QUARTER HIGHLIGHTS2:

Net Income	● Net income of $56.3 million, an increase of 17.3% from first quarter of 2018 ● Earnings per share of $0.32, an increase of 3.2% from first quarter of 2018

Net Interest Income/NIM	● Net interest income on a fully taxable equivalent basis was $150.2 million, up 0.07% ● Net interest margin on a fully taxable equivalent basis was 3.51% compared to 3.64%

Operating Performance

●   Pre-provision net revenue[1] (“PPNR”) was $73.6 million

●   Adjusted PPNR[1] was $75.2 million, up 23.1% over first quarter of 2018

●   Noninterest expense was $123.0 million

●   Adjusted noninterest expense[1] was $121.5 million

●   Efficiency ratio[1] was 60.26%

●   Adjusted efficiency ratio[1] was 59.51%, a 299 basis point improvement from first quarter of 2018

Loans and Credit Quality

●   End-of-period total loans [3] were $12,083.1 million compared to $12,258.8 million

●   March 31 pipeline was a record high of $2.0 billion; first-quarter total commercial production was $424.1 million

●   Provision for loan losses was $1.0 million compared to $3.4 million

●   Net charge-offs were $0.9 million, or 0.03% annualized, compared to net charge-offs of $0.6 million

●   Non-performing loans were 1.41% of total loans compared to 1.43%

Capital Returns

●   Return on average common equity was 8.29%

●   Return on average tangible common equity[1] was 14.88%

●   Adjusted return on average tangible common equity[1] was 15.13%

●   Repurchased 1.5 million shares of common stock during the quarter

Notable Items	● $1.2 million in merger and integration charges ● $0.3 million in tax credit amortization

1 Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release  2 Comparisons are on a linked-quarter basis, unless otherwise noted  3 Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported first-quarter 2019 net income of $56.3 million, or $0.32 per diluted share.

Included in the first quarter were pre-tax charges of $1.2 million for merger and integration activity. Excluding these charges from the current quarter and netting out debt securities losses, Old National would have reported net income of $57.3 million, or $0.33 per share.

LOANS

Record high pipeline though paydowns continued to impact outstandings.

➢	Period-end total loans decreased to $12,083.1 million at March 31, 2019 from $12,258.8 million at December 31, 2018.
➢	Commercial and industrial loans decreased to $3,042.8 million; commercial real estate loans increased to $5,023.6 million; consumer loans decreased to $1,758.7 million.
➢	Period-end pipeline totaled a Company record of $2.0 billion; first-quarter commercial loan production was $424.1 million.
➢	On average, total loans in the first quarter were $12,152.1 million, up from $11,972.6 million in the fourth quarter of 2018.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths.

➢	Period-end total deposits increased to $14,429.3 million at March 31, 2019, from $14,349.9 million at December 31, 2018.
➢	On average, total deposits in the first quarter were $14,211.0 million, compared to $13,620.6 million in the fourth quarter of 2018.

NET INTEREST INCOME AND MARGIN

Net interest income up on a full quarter of Klein; lower accretion, fewer days and change in mix contributed to lower margin

➢	Net interest income increased to $147.0 million in the first quarter of 2019 from $146.2 million in the fourth quarter of 2018.
➢

The net interest margin on a fully taxable equivalent basis decreased 13 basis points to 3.51% compared to 3.64% in the fourth quarter of 2018, with 4 basis points of the decrease due to fewer days and 2 basis points of the decrease from mix change.

➢

Accretion income was $8.9 million, or 21 basis points of net interest margin, in the first quarter of 2019 compared to $11.3 million, or 27 basis points of net interest margin, in the fourth quarter of 2018. In the first quarter of 2019, accretion income was 4.5% of adjusted total revenue.

➢	Loan yields, excluding accretion income, increased 6 basis points to 4.48%.
➢	The cost of total deposits rose 6 basis points to 0.46% in the first quarter of 2019 while the cost of total interest-bearing deposits rose 8 basis points to 0.64%.

CREDIT QUALITY

Strong credit quality remains a hallmark of the Old National franchise.

➢	Asset quality remained strong with net charge-offs in the first quarter of $0.9 million, or 0.03% of total average loans, and 30-89 day delinquencies of 0.33%.
➢	Provision expense for the first quarter was $1.0 million, compared to $3.4 million in the fourth quarter of 2018.
➢	Non-performing loans decreased as a percentage of total loans to 1.41%.

➢

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of March 31, 2019, the remaining discount on these acquired loans was $112.5 million.

➢	The allowance for loan losses was $55.6 million, or 0.46% of total loans at March 31, 2019.

NONINTEREST INCOME

Noninterest income decreased due to fourth quarter’s branch gain - mortgage banking revenue and capital markets fees increased from prior quarter.

➢	Total noninterest income for the first quarter of 2019 was $46.4 million, a decrease of $11.7 million from the fourth quarter of 2018.
➢	Included in noninterest income in the fourth quarter of 2018 was a net gain of $14.0 million from the sale of 10 Wisconsin branches.
➢	Capital markets income increased $1.7 million while mortgage banking revenue increased $1.1 million.

NONINTEREST EXPENSE

First quarter results demonstrated continued discipline with respect to expense management, helping to drive positive operating leverage1.

➢	Noninterest expense for the first quarter of 2019 was $123.0 million and included $1.2 million in merger & integration charges and $0.3 million in tax credit amortization.
➢	Excluding these items, adjusted noninterest expense for the first quarter was $121.5 million, compared to the $126.9 million in adjusted noninterest expense in the fourth quarter of 2018.
➢	The first quarter efficiency ratio was 60.26%, while the adjusted efficiency ratio was 59.51%.

INCOME TAXES

➢	On a fully taxable-equivalent basis, income tax expense in the first quarter was $16.3 million, resulting in a 22.5% FTE tax rate.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

➢	At the end of the first quarter, total risk-based capital was 12.7% and regulatory tier 1 capital was 11.8%.
➢	Tangible common equity to tangible assets was 8.66% at the end of the first quarter compared to 8.47% in the fourth quarter of 2018.
➢	The Company repurchased 1.5 million shares of common stock during the first quarter with a weighted average price of $16.45 per share.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	1Q19	Adjustments[4]	Adjusted 1Q19
Total Revenues (FTE)	$196.6	$0.1	$196.7
Less: Provision for Loan Losses	(1.0)	-	(1.0)
Less: Noninterest Expenses	(123.0)	1.2	(121.8)
Income before Income Taxes (FTE)	$72.6	$1.3	$73.9
Income Taxes	16.3	0.3	16.6
Net Income	$56.3	$1.0	$57.3

Average Shares Outstanding	175,368	-	175,368
Earnings Per Share	$0.32	$0.01	$0.33

4 Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions)	1Q19	4Q18
Net Interest Income	$147.0	$146.2
Add: FTE Adjustment	3.2	3.1
Net Interest Income (FTE)	$150.2	$149.3

Average Earning Assets	$17,143.6	$16,398.3
Net Interest Margin (FTE)	3.51%	3.64%

($ in millions)	1Q19	4Q18
Net Interest Income	$147.0	$146.2
Add: FTE Adjustment	3.2	3.1
Net Interest Income (FTE)	$150.2	$149.3
Total Noninterest Income	46.4	$58.2
Noninterest Expense	123.0	150.3
Pre-Provision Net Revenue	$73.6	$57.2
Less: Debt Securities Gains/Losses	0.1	0.4
Less: Gain on Branch Actions	-	(14.0)
Add: Merger and Integration Charges	1.2	14.8
Add: ONB Foundation Funding	-	7.5
Add: Amortization of Tax Credit Investments	0.3	1.1
Adjusted Pre-Provision Net Revenue	$75.2	$67.0

($ in millions)	1Q19	4Q18	1Q18
Noninterest Expense	$123.0	$150.3	$117.1
Less: Merger and Integration Charges	(1.2)	(14.8)	(2.3)
Less: Branch Action Charges, Severance, ONB Foundation Funding and Client Experience Initiative Charges	-	(7.5)	(2.8)
Noninterest Expense less Charges	$121.8	$128.0	$112.0
Less: Amortization of Tax Credit Investments	(0.3)	(1.1)	(0.7)
Adjusted Noninterest Expense	$121.5	$126.9	$111.3
Less: Intangible Amortization	(4.5)	(4.1)	(3.6)
Adjusted Noninterest Expense Less Intangible Amortization	$117.0	$122.8	$107.7

Net Interest Income	$147.0	$146.2	$128.5
FTE Adjustment	3.2	3.1	2.8
Net Interest Income (FTE)	$150.2	$149.3	$131.3
Total Noninterest Income	46.4	58.2	41.9
Total Revenue (FTE)	196.6	$207.5	$173.2
Less: Debt Securities Gains/Losses	0.1	0.4	(0.8)
Less: Gain on Branch Actions	-	(14.0)	-
Adjusted Total Revenue (FTE)	$196.7	$193.9	$172.4

Efficiency Ratio	60.26%	70.33%	65.84%
Adjusted Efficiency Ratio	59.51%	63.31%	62.50%

Operating Leverage[5] (basis points)	848
Adjusted Operating Leverage[6] (basis points)	491

5 Year-over-year basis point change in noninterest expenses plus change in total revenue

6 Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	1Q19	4Q18
Net Income	$56.3	$47.5
Add: Intangible Amortization (net of tax7)	3.4	3.3
Tangible Net Income	$59.7	$50.8
Less: Securities Gains/Losses (net of tax7)	0.1	0.3
Less: Gain on Branch Sale (net of tax7)	-	(10.6)
Add: Merger & Integration Charges (net of tax7)	0.9	11.2
Add: ONB Foundation Funding (net of tax7)	-	5.7
Adjusted Tangible Net Income	$60.7	$57.4

Average Total Shareholders’ Equity	$2,714.2	$2,503.8
Less: Average Goodwill	(1,036.3)	(969.4)
Less: Average Intangibles	(74.8)	(66.9)
Average Tangible Shareholders’ Equity	$1,603.1	$1,467.5

Return on Average Tangible Common Equity	14.88%	13.84%
Adjusted Return on Average Tangible Common Equity	15.13%	15.62%

7Tax-effect calculations use the current statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Monday, April 22, 2019, to review first quarter 2019 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 10:00 a.m. Central Time on April 22 through May 6. To access the replay, dial 1-855-859-2056, Conference ID Code 2358708.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $20.1 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for eight consecutive years. For 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	March 31,
	2019	2018	2018
Income Statement
Net interest income	$147,048	$146,225	$128,572
Provision for loan losses	1,043	3,390	380
Noninterest income	46,416	58,154	41,905
Noninterest expense	123,041	150,268	117,157
Net income	56,276	47,498	47,983

Per Common Share Data (Diluted)
Net income available to common shareholders	$0.32	$0.28	$0.31
Average diluted shares outstanding	175,368	167,992	152,370
Book value	15.82	15.36	14.32
Stock price	16.40	15.40	16.90
Dividend payout ratio	41%	46%	41%
Tangible common book value (1)	9.44	9.00	8.55

Performance Ratios
Return on average assets	1.14%	1.01%	1.10%
Return on average common equity	8.29%	7.59%	8.86%
Return on average tangible common equity (1)	14.88%	13.84%	15.80%
Net interest margin (FTE)	3.51%	3.64%	3.45%
Efficiency ratio (2)	60.26%	70.33%	65.84%
Net charge-offs (recoveries) to average loans	0.03%	0.02%	0.01%
Allowance for loan losses to ending loans	0.46%	0.45%	0.45%
Non-performing loans to ending loans	1.41%	1.43%	1.28%

Balance Sheet
Total loans	$12,068,977	$12,243,892	$11,238,682
Total assets	20,084,420	19,728,435	17,496,287
Total deposits	14,429,270	14,349,949	12,788,600
Total borrowed funds	2,639,038	2,493,793	2,371,292
Total shareholders’ equity	2,751,872	2,689,570	2,179,118

Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.8%	11.4%	10.7%
Tier 1	11.8%	11.4%	10.7%
Total	12.7%	12.3%	11.7%
Leverage ratio (to average assets)	8.8%	9.2%	8.1%

Total equity to assets (averages)	13.70%	13.28%	12.42%
Tangible common equity to tangible assets	8.66%	8.47%	7.83%

Nonfinancial Data
Full-time equivalent employees	2,908	2,892	2,721
Number of branches	193	191	191

(1) See “Non-GAAP Measures” table.

(2) Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes amortization of intangibles and net securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE - Fully taxable equivalent basis EOP - End of period actual balances

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	March 31,
	2019	2018	2018
Interest income	$178,918	$175,234	$147,706
Less: interest expense	31,870	29,009	19,134
Net interest income	147,048	146,225	128,572
Provision for loan losses	1,043	3,390	380
Net interest income after provision for loan losses	146,005	142,835	128,192

Wealth management fees	8,535	9,069	9,026
Service charges on deposit accounts	10,826	11,474	10,759
Debit card and ATM fees	5,503	5,565	4,865
Mortgage banking revenue	5,011	3,928	4,192
Investment product fees	5,271	5,369	5,031
Capital markets income	2,517	840	498
Company-owned life insurance	3,188	2,591	2,605
Other income	5,702	5,700	4,130
Net gain on branch divestitures	-	13,989	-
Gains (losses) on sales of debt securities	(103)	(357)	788
Gains (losses) on derivatives	(34)	(14)	11
Total noninterest income	46,416	58,154	41,905

Salaries and employee benefits	71,183	87,346	64,179
Occupancy	14,578	13,210	13,280
Equipment	4,474	3,916	3,565
Marketing	3,723	4,782	3,697
Data processing	9,341	9,418	8,400
Communication	3,054	2,537	3,064
Professional fees	2,910	5,615	2,730
Loan expenses	1,912	1,877	1,744
Supplies	755	705	722
FDIC assessment	2,087	2,110	2,645
Other real estate owned expense	36	176	349
Amortization of intangibles	4,472	4,134	3,609
Amortization of tax credit investments	260	1,142	716
Other expense	4,256	13,300	8,457
Total noninterest expense	123,041	150,268	117,157

Income before income taxes	69,380	50,721	52,940
Income tax expense	13,104	3,223	4,957
Net income	$56,276	$47,498	$47,983

Diluted Earnings Per Share
Net income	$0.32	$0.28	$0.31

Average Common Shares Outstanding
Basic	174,734	167,044	151,721
Diluted	175,368	167,992	152,370

Common shares outstanding at end of period	173,979	175,141	152,172

Balance Sheet (unaudited)
($ in thousands)
	March 31,	December 31,	March 31,
	2019	2018	2018
Assets
Federal Reserve Bank account	$101,033	$26,182	$73,657
Money market investments	10,909	6,980	12,562
Investments:
Treasury and government-sponsored agencies	782,486	707,438	655,353
Mortgage-backed securities	2,684,330	2,336,415	1,623,554
States and political subdivisions	1,252,448	1,245,657	1,159,614
Other securities	498,977	488,802	458,270
Total investments	5,218,241	4,778,312	3,896,791
Loans held for sale, at fair value	14,082	14,911	17,635
Loans:
Commercial	3,042,790	3,232,970	2,811,629
Commercial and agriculture real estate	5,023,620	4,958,851	4,449,980
Consumer:
Home equity	553,264	589,322	487,237
Other consumer loans	1,205,418	1,214,345	1,331,304
Subtotal of commercial and consumer loans	9,825,092	9,995,488	9,080,150
Residential real estate	2,243,885	2,248,404	2,158,532
Total loans	12,068,977	12,243,892	11,238,682
Total earning assets	17,413,242	17,070,277	15,239,327

Allowance for loan losses	(55,559)	(55,461)	(50,381)
Non-earning Assets:
Cash and due from banks	211,174	284,003	192,022
Premises and equipment, net	490,216	485,912	453,603
Operating lease right-of-use assets	109,916	-	-
Goodwill and other intangible assets	1,108,802	1,113,274	877,637
Company-owned life insurance	444,551	444,224	404,561
Net deferred tax assets	59,430	87,048	88,773
Loan servicing rights	24,254	24,497	24,380
Other real estate owned and repossessed personal property	3,279	3,232	6,735
Other assets	275,115	271,429	259,630
Total non-earning assets	2,726,737	2,713,619	2,307,341
Total assets	$20,084,420	$19,728,435	$17,496,287

Liabilities and Equity
Noninterest-bearing demand deposits	$3,903,314	$3,965,380	$3,655,732
Interest-bearing:
Checking and NOW accounts	3,742,241	3,788,339	3,135,778
Savings accounts	2,941,361	2,944,092	3,091,101
Money market accounts	1,780,756	1,627,882	1,130,258
Other time deposits	1,835,110	1,845,149	1,573,874
Total core deposits	14,202,782	14,170,842	12,586,743
Brokered CD’s	226,488	179,107	201,857
Total deposits	14,429,270	14,349,949	12,788,600

Federal funds purchased and interbank borrowings	325,030	270,135	150,026
Securities sold under agreements to repurchase	342,480	362,294	308,189
Federal Home Loan Bank advances	1,719,944	1,613,481	1,664,179
Other borrowings	251,584	247,883	248,898
Total borrowed funds	2,639,038	2,493,793	2,371,292
Operating lease liabilities	114,040	-	-
Accrued expenses and other liabilities	150,200	195,123	157,277
Total liabilities	17,332,548	17,038,865	15,317,169

Common stock, surplus, and retained earnings	2,749,252	2,734,520	2,240,644
Accumulated other comprehensive income (loss), net of tax	2,620	(44,950)	(61,526)
Total shareholders’ equity	2,751,872	2,689,570	2,179,118
Total liabilities and shareholders’ equity	$20,084,420	$19,728,435	$17,496,287

Average Balance Sheet and Interest Rates (unaudited) ($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2019			December 31, 2018			March 31, 2018
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$58,701	$278	1.92%	$39,207	$205	2.07%	$66,536	$90	0.55%
Investments:
Treasury and government-sponsored agencies	705,417	3,902	2.21%	694,409	3,874	2.23%	663,096	3,424	2.07%
Mortgage-backed securities	2,497,368	17,603	2.82%	2,011,275	13,688	2.72%	1,632,610	9,520	2.33%
States and political subdivisions	1,232,355	11,453	3.72%	1,187,404	11,147	3.76%	1,204,855	10,478	3.48%
Other securities	497,604	4,440	3.57%	493,426	4,017	3.26%	459,458	3,669	3.19%
Total investments	4,932,744	37,398	3.03%	4,386,514	32,726	2.98%	3,960,019	27,091	2.74%
Loans: (2)
Commercial	3,122,402	36,035	4.62%	3,133,153	37,358	4.67%	2,759,688	28,205	4.09%
Commercial and agriculture real estate	4,989,622	65,076	5.22%	4,834,589	65,461	5.30%	4,394,002	55,787	5.08%
Consumer:
Home equity	588,366	7,596	5.24%	562,801	7,159	5.05%	502,902	5,688	4.59%
Other consumer loans	1,192,496	11,802	4.01%	1,203,436	11,702	3.86%	1,346,331	12,140	3.66%
Subtotal commercial and consumer loans	9,892,886	120,509	4.94%	9,733,979	121,680	4.96%	9,002,923	101,820	4.59%
Residential real estate loans	2,259,243	23,931	4.24%	2,238,588	23,672	4.23%	2,176,413	21,472	3.95%

Total loans	12,152,129	144,440	4.76%	11,972,567	145,352	4.78%	11,179,336	123,292	4.42%

Total earning assets	$17,143,574	$182,116	4.26%	$16,398,288	$178,283	4.30%	$15,205,891	$150,473	3.97%

Less: Allowance for loan losses	(55,789)			(53,045)			(50,953)
Non-earning Assets:
Cash and due from banks	$229,957			$232,360			$199,132
Other assets	2,490,524			2,275,907			2,089,790
Total assets	$19,808,266			$18,853,510			$17,443,860

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,693,886	$3,142	0.34%	$3,391,630	$2,004	0.23%	$3,067,437	$819	0.11%
Savings accounts	2,935,710	2,283	0.32%	2,919,900	2,225	0.30%	3,052,646	1,343	0.18%
Money market accounts	1,702,655	2,826	0.67%	1,482,022	1,922	0.51%	1,159,010	546	0.19%
Other time deposits	1,840,514	7,102	1.56%	1,769,243	6,519	1.46%	1,561,945	3,900	1.01%
Total interest-bearing deposits	10,172,765	15,353	0.61%	9,562,795	12,670	0.53%	8,841,038	6,608	0.30%
Brokered CD’s	191,443	1,091	2.31%	193,455	1,024	2.10%	175,039	647	1.50%
Total interest-bearing deposits and CD’s	10,364,208	16,444	0.64%	9,756,250	13,694	0.56%	9,016,077	7,255	0.33%

Federal funds purchased and interbank borrowings	316,998	1,918	2.45%	312,730	1,938	2.46%	261,353	1,017	1.58%
Securities sold under agreements to repurchase	361,261	662	0.74%	351,392	634	0.72%	342,682	359	0.42%
Federal Home Loan Bank advances	1,672,376	9,931	2.41%	1,649,304	9,441	2.27%	1,675,700	7,780	1.88%
Other borrowings	249,794	2,915	4.67%	250,926	3,302	5.26%	248,828	2,723	4.38%
Total borrowed funds	2,600,429	15,426	2.41%	2,564,352	15,315	2.37%	2,528,563	11,879	1.91%

Total interest-bearing liabilities	$12,964,637	$31,870	1.00%	$12,320,602	$29,009	0.93%	$11,544,640	$19,134	0.67%

Noninterest-Bearing Liabilities
Demand deposits	$3,846,828			$3,864,302			$3,563,104
Other liabilities	282,615			164,771			170,061
Shareholders’ equity	2,714,186			2,503,835			2,166,055
Total liabilities and shareholders’ equity	$19,808,266			$18,853,510			$17,443,860

Net interest rate spread			3.26%			3.37%			3.30%

Net interest margin (FTE)			3.51%			3.64%			3.45%

FTE adjustment		$3,198			$3,049			$2,767

(1) Interest income is reflected on a fully taxable equivalent basis (FTE). (2) Includes loans held for sale.

Asset Quality (EOP) (unaudited) ($ in thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2019	2018	2018

Beginning allowance for loan losses	$55,461	$52,713	$50,381

Provision for loan losses	1,043	3,390	380

Gross charge-offs	(2,892)	(2,969)	(2,685)
Gross recoveries	1,947	2,327	2,305
Net (charge-offs) recoveries	(945)	(642)	(380)

Ending allowance for loan losses	$55,559	$55,461	$50,381

Net charge-offs (recoveries) / average loans (1)	0.03%	0.02%	0.01%

Average loans outstanding (1)	$12,147,560	$11,967,241	$11,175,329

EOP loans outstanding (1)	12,068,977	$12,243,892	$11,238,682

Allowance for loan losses / EOP loans (1)	0.46%	0.45%	0.45%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$560	$1,353	$328

Non-performing loans:
Nonaccrual loans (2)	152,881	157,484	127,295
Renegotiated loans	17,123	17,356	16,802
Total non-performing loans	170,004	174,840	144,097

Foreclosed properties	3,279	3,232	6,735

Total underperforming assets	$173,843	$179,425	$151,160

Classified and Criticized Assets:
Nonaccrual loans (2)	152,881	157,484	127,295
Substandard accruing loans	210,680	175,948	118,123
Loans 90 days and over (still accruing)	560	1,353	328
Total classified loans - “problem loans”	$364,121	$334,785	$245,746

Other classified assets	2,715	2,820	2,987
Criticized loans - “special mention loans”	268,836	238,752	174,873

Total classified and criticized assets	$635,672	$576,357	$423,606

Non-performing loans / EOP loans (1)	1.41%	1.43%	1.28%

Allowance to non-performing loans (3)	33%	32%	35%

Under-performing assets / EOP loans (1)	1.44%	1.47%	1.35%

EOP total assets	$20,084,420	$19,728,435	$17,496,287

Under-performing assets / EOP assets	0.87%	0.91%	0.86%

EOP - End of period actual balances

(1) Excludes loans held for sale.

(2) Includes renegotiated loans totaling $27.0 million at March 31, 2019, $26.3 million at December 31, 2018, and $36.9 million at March 31, 2018.

(3) Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited) ($ in thousands)

	Three Months Ended
	March 31,	December 31,	March 31,
	2019	2018	2018
Actual End of Period Balances
GAAP shareholders’ equity	$2,751,872	$2,689,570	$2,179,118

Deduct:
Goodwill	1,036,258	1,036,258	828,804
Intangibles	72,544	77,016	48,833
	1,108,802	1,113,274	877,637
Tangible shareholders’ equity	$1,643,070	$1,576,296	$1,301,481

Average Balances
GAAP shareholders’ equity	$2,714,186	$2,503,835	$2,166,055

Deduct:
Goodwill	1,036,258	969,403	828,141
Intangibles	74,849	66,927	51,092
	1,111,107	1,036,330	879,233
Average tangible shareholders’ equity	$1,603,079	$1,467,505	$1,286,822

Actual End of Period Balances
GAAP assets	$20,084,420	$19,728,435	$17,496,287

Add:
Trust overdrafts	28	11	50

Deduct:
Goodwill	1,036,258	1,036,258	828,804
Intangibles	72,544	77,016	48,833
	1,108,802	1,113,274	877,637
Tangible assets	$18,975,646	$18,615,172	$16,618,700

Risk-weighted assets	$13,966,569	$14,248,562	$12,523,432

GAAP net income	$56,276	$47,498	$47,983

Add:
Amortization of intangibles (net of tax)	3,373	3,266	2,851
Tangible net income	$59,649	$50,764	$50,834

Tangible Ratios
Return on tangible common equity	14.52%	12.88%	15.62%
Return on average tangible common equity	14.88%	13.84%	15.80%
Return on tangible assets	1.26%	1.09%	1.22%
Tangible common equity to tangible assets	8.66%	8.47%	7.83%
Tangible common equity to risk-weighted assets	11.76%	11.06%	10.39%
Tangible common book value (1)	9.44	9.00	8.55

Tangible common equity presentation includes other comprehensive income as is common in other company releases.

(1) Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,643,496	$1,617,936	$1,341,261

Deduct:
Tier 1 capital adjustments	-	-	-
	-	-	-
Tier 1 common equity	$1,643,496	$1,617,936	$1,341,261

Risk-weighted assets	13,966,569	14,248,562	12,523,432

Tier 1 common equity to risk-weighted assets	11.77%	11.36%	10.71%